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                                                                   EXHIBIT 10.18
EXHIBIT C

THIS WARRANT AND THE SECURITIES PURCHASABLE UPON ITS EXERCISE HAVE BEEN AND WILL BE, AS THE CASE MAY BE, ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED IS AVAILABLE FOR SUCH SALE, TRANSFER, OR DISPOSITION.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                                  E-MEDSOFT.COM


FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, _____________________, or registered assigns ("Holder") is entitled to purchase from eMedSoft.com, a Nevada corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at the Warrant Price (as defined below), the number of fully paid and non-assessable shares of Common Stock of the Company as set forth in Section 2 hereof (the "Common Stock Shares" or "Shares"). This Warrant is issued pursuant to that certain Agreement and Plan of Reorganization, dated as of August 6, 2001 (the "Reorganization Agreement"), by and among the Company, CDS Acquisition Corporation and Chartwell Diversified Services, Inc. Capitalized items not otherwise defined herein shall have the respective meanings given to them in the Reorganization Agreement.

        Definitions.

        "Act" -- Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Company" -- eMedSoft.com, a Nevada corporation.

        "Common Stock"-- Common Stock of the Company, par value $0.001 per share.

        "Common Stock Shares" or "Shares" -- The number of fully paid and nonassessable shares of Common Stock of the Company issuable pursuant to
        Section 2 of this Warrant.

        "Conversion Right" -- Conversion Right has the meaning set forth in
        Section 9 of this Warrant.

        "Current Market Price" -- Current Market Price has the meaning set forth in Section 3(a)(v) of this Warrant.

        "Effectiveness Period" - Effectiveness Period has the meaning set forth in Section 10(a) of this Warrant.

        "Expiration Date" - August 6, 2006.



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        "Fully Diluted Shares" -- The number of outstanding shares of Common
        Stock of the Company, calculated on a fully diluted basis using the treasury stock method as contemplated by the Accounting Principles Board Opinion No. 15 (as referred to in Statement of Financial Accounting Standards No. 128).

        "Holder" -- Holder has the meaning set forth in the first recital of this Warrant.

        "Issue Date" - August 6, 2001.

        "Liquidity Event" -- Liquidity Event means the sale of all or substantially all the capital stock, or all or substantially all of the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity to which such stock or assets are sold after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction).

        "Registrable Securities" - Registrable Securities has the meaning set forth in Section 10(a) of this Warrant.

        "SEC" -- the United States Securities and Exchange Commission, or successor entity or agency.

        "Selling Expenses" - Selling Expenses has the meaning set forth in
        Section 10(a) of this Warrant.

        "Vested" -- Vested has the meaning set forth in Section 8 of this Warrant.

        "Violation -- Violation has the meaning set forth in Section 10(d)(i) of this Warrant

        "Warrant" -- Warrant means this warrant issued to _____.

        "Warrant Price" -- $4.00 per each share of Common Stock, subject to adjustment as set forth in Section 3 hereof.

        1. Price. The price for each Common Stock Share purchasable hereunder shall be the Warrant Price.

        2. Number of Shares. The number of Common Stock Shares issuable upon exercise of this Warrant shall be ______, subject to adjustment as set forth in
Section 3 hereof.

        3. Certain Adjustments to Warrant Price Applicable to Shares. The Warrant Price and the number and kind of Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this
Section 3.


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      (a)   Mechanical Adjustment.

            (i) Stock Splits, Recapitalizations and Reorganizations. If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Shares issuable upon exercise of the Warrant and/or the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3(a)(i) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

            (ii) Special Dividends. If at any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3(a)(i), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business, and subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3(a)(iii)) (any such nonexcluded event being herein called a "Special Dividend"), the Warrant Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Warrant Price then in effect by a fraction, the numerator of which shall be the then "current market price" of the Common Stock (as defined in Section 3(a)(v)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities, cash, property, or other assets issued or


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                  distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock (as so determined). Any adjustment required by this Section 3(a)(ii) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price that was in effect immediately prior to such record date.

            (iii) Subsidiary Stock Dividends. If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Warrant Price or the number of Shares purchasable upon the exercise of this Warrant, each Holder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Holder would have been entitled if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

            (iv) Warrant Share Adjustment. Whenever the Warrant Price payable upon exercise of each Warrant is adjusted pursuant to one or more of paragraphs (i) and (ii) of this Section 3(a), the Shares shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of each Warrant by the Warrant Price in effect on the date thereof and dividing the product so obtained by the Warrant Price, as adjusted.

            (v) Current Market Price. For the purpose of any computation under this Section 3(a), the "current market price" per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price reported or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed (including the Nasdaq National Market or Nasdaq Market, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined by mutual agreement of the Holder and the Company, and if the Holder and the Company are unable to so agree, at the


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                  Company's sole expense, by an investment banker of national reputation selected by the Company and acceptable to the Holder in its sole discretion.

            (vi) Minimum Adjustment. No adjustment in the Warrant Price under this Section 3(a) shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3(a) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3(a) to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

            (vii) Subsequent Adjustment. In the event that at any time, as a result of any adjustment made pursuant to Section 3(a), the Holder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in
                  Section 3(a)(i) or this Section 3(a)(vii).

      (b) Preservation of Purchase Rights in Certain Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall provide 15 days prior written notice of such transaction to the Holder. At the option of the Holder, the Holder shall either (a) have the right to exercise this Warrant in full or (b) have the opportunity to require, as a condition precedent to such transaction, that the Company require such successor or purchasing corporation, as the case may be, to execute with the Holder, prior to the closing of such transaction, an agreement granting the Holder the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this


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            Warrant been exercised immediately prior to such action. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 3. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

      (c) Notices of Adjustment. Whenever the number of Shares or the Warrant Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Holder a certificate signed by its Chief Executive Officer or President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Warrant Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

      (d) No Adjustment for Dividends. Except as provided in Section 3(a) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

      (e) Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

      (f) Treatment of Holder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

        4. Expiration of Warrant. Subject to earlier termination in accordance with Section 11 below, this Warrant shall expire and shall no longer be exercisable after the Expiration Date or after a Liquidity Event; provided that the Company shall have provided notice of the Liquidity Event required in
Section 6 below and given the Holder the opportunity to exercise this Warrant prior thereto.

        5. No Fractional Shares. This Warrant may not be exercised as to a fractional share of Common Stock of the Company. The Company will make a cash payment in lieu thereof.



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        6.     No Stockholder Right/Notices to Holders.

        (a) This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company, except as may be otherwise provided in the Reorganization Agreement.

        (b) The Company shall give notice to the Holder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

               (i) The Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend subject to the second parenthetical set forth in Section 3(a)(ii)) to all holders of Common Stock.

               (ii) The Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock ("Common Stock Equivalents") or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants.

               (iii) A dissolution, liquidation or winding up of the Company shall be proposed.

               (iv) A Liquidity Event or any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

        (c) Such giving of notice shall be initiated at least 15 days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of the stockholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.


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        7. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve a sufficient number of its authorized and unissued shares of Common Stock to provide for the issuance of the number of shares of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant, provided that a sufficient number of authorized and unissued share of Common Stock then exist.

        8. Vesting Schedule. This Warrant shall become vested and then immediately exercisable without any further condition or event ("Vested") as follows: twenty percent (20%) of the Shares shall become fully vested one calendar year following the Issue Date, twenty percent (20%) of the Shares shall become fully vested two calendar years following the Issue Date, twenty percent (20%) of the Shares shall become fully vested three calendar years following the Issue Date, twenty percent (20%) of the Shares shall become fully vested four calendar years following the Issue Date, and twenty percent (20%) of the Shares shall become fully vested five calendar years following the Issue Date, subject to the occurrence of a Liquidity Event, in which case all of the Shares shall become fully vested fifteen (15) days prior thereto. In the event of a Liquidity Event, the Company shall give the Holder at least fifteen (15) days prior notice of such event in accordance with Section 6(c) and shall give the Holder the opportunity to exercise this Warrant prior thereto.

        9.     Exercise of Warrant.

        (a) This Warrant may be exercised by the Holder, subject to the vesting schedule set forth in Section 8, on the earlier of (a) a vote by a majority of the shareholders of the Common Stock of the Company (other than the Holder) in favor of such exercise or (b) upon the delisting by the American Stock Exchange of the Common Stock of the Company. Such exercise may be in an amount that corresponds to the amount of the Common Stock Shares which may be purchased under the terms of this Warrant, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed and accompanied by payment in full of the aggregate Warrant Price for such amount of shares of Common Stock being purchased upon such exercise; provided, however, that upon request of the Holder, the Company shall promptly notify the Holder of the aggregate Warrant Price for the shares of Common Stock being purchased upon such exercise. Payment of the Warrant Price may be made by cash, certified check, check made payable to the Company (if approved by the Company), or wire transfer to an account designated by the Company, as payment for all or part of the purchase price for the shares of Common Stock being purchased upon such exercise. The Warrant shall be deemed to have been exercised immediately prior to the close of the effective date of the purchase of the Shares and the Holder shall be treated for all purposes as the holder of record of such Shares as of the close of business on such effective date. As promptly as practicable on or after such date, the Company shall instruct its transfer agent to issue and deliver to the Holder a certificate or certificates for the number of full Shares issuable upon such exercise. The Company shall not be




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               required to issue any fractional shares upon the exercise of the
               Holder's purchase rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per-share Warrant Price.

        (b) Net Exercise. In addition to and without limiting the rights of the Holder under the terms of this Warrant, if the Current Market Price of one Share is greater than the Warrant Price
               (at the date of calculation as set forth below), the Holder may elect to convert this Warrant in whole or in part into Shares (the "Conversion Right"), the aggregate value of which Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Holder by surrender of this Warrant (with the Subscription Form attached hereto) at the principal office of the Company, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:


                                   X = Y(A-B)
                                       ------
                                        A

Where:

               X = The number of Shares to be issued to the Holder upon exercise of the Conversion Right.

               Y = The number of Shares issuable under this Warrant (or the portion thereof being converted) as determined pursuant to
               Section 2 hereof.

               A = The Current Market Price of one share of Company's shares of Common Stock.

               B      =      The Warrant Price.

        (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or other incidental expense, but not including transfer taxes, with respect to the issuance of such certificates, all of which expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Form of Assignment attached hereto duly executed by the Holder hereof, and provided further, that any such transfer shall comply with
               Section 12 hereof.


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            10.   Registration Rights.

            (a) Registration. The Company shall use its reasonable best efforts to file with the SEC as soon as practicable after the effective time of the Merger (as defined in the Reorganization Agreement), but in no event later than the first business day following the filing with the SEC of a post-merger current report on Form 8-K by the Company, a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale of Common Stock Shares underlying this Warrant (collectively the "Registrable Securities"). Company shall use its reasonable best efforts to cause such registration statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof. Company shall use its reasonable best efforts to keep such registration statement continuously effective under the Securities Act thereafter for the period ending one year after the date such registration statement has been declared effective (the "Effectiveness Period"). The registration statement shall be on Form S-3 under the Securities Act or such successor or other appropriate form permitting registration of restricted securities for resale in open market transactions (with or without the use of one or more brokers). During the Effectiveness Period, the Company shall use its reasonable best efforts to keep the registration statement continuously effective by supplementing and amending such registration statement as required by the rules, regulations or instructions applicable to the registration form used for such registration statement if required by the Securities Act.

            (b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 10 shall be borne by the Company. All Selling Expenses (as defined below) incurred in connection with any registrations hereunder shall be borne by the Holder whose securities are so registered pro rata on the basis of the number of shares so registered. For purposes of this Warrant "Registration Expenses" shall include all registration and filing fees, printing expenses, fees and disbursement of counsel for the Company, reasonable fees and expenses of one (1) legal counsel for the Holder up to $30,000, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). For the purpose of this Warrant "Selling Expenses" shall mean all underwriting discounts and selling commissions and the fees and expenses of one legal counsel for the Holder in excess of $30,000 for each sale.

            (c) Additional Obligations of the Company. The Company shall, as expeditiously as reasonably possible:

               (i) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them.


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               (ii)   Use reasonable best efforts to obtain the withdrawal of
                      any order suspending the effectiveness of such a registration statement, or the lifting of any suspension of the qualification of any of the securities covered by such registration statement for sale in any jurisdiction, at the earliest possible date, but such efforts need not include litigation.

               (iii) Use reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

               (iv) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use its best efforts to amend or supplement such prospectus to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (v) Furnish on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, or to the Holders requesting registration of Registrable Securities if no underwriter is involved, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any.


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      (d)   Indemnification.

            (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, members and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement contemplated in Section 10(a), including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
                  (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, member, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

            (ii) To the extent permitted by law, each Holder, severally but not jointly, will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, member, controlling person, underwriter or other such Holder, or partner, member, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 10(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld;

            (iii) Promptly after receipt by an indemnified party under this
                  Section 10(d) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(d) deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party (together with all other indemnified parties which may be represented without conflict by one counsel) would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(d), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
                  Section 10(d).

            (iv) If the indemnification provided for in this Section 10(d) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by an Holder hereunder exceed the net proceeds from the offering received by such Holder.

            (v) The obligations of the Company and Holders under this Section 10(d) shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        (e) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

               (ii) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

               (iii) So long as an Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as an Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

        11. Automatic Termination. This Warrant and the rights hereunder shall be automatically be terminated upon (a) the dissolution or liquidation of the Company, or (b) in the event that Holder, in its capacity as a shareholder of Series A Convertible Preferred Stock of the Company, causes a redemption of any or all of its shares of such stock under Section 6 of the Certificate of and Designation of Series and Determination of Rights and Preferences for Series A Convertible Preferred Stock of e-MedSoft.com, filed with the Nevada Secretary of State on August __, 2001 (the "Certificate of Designations"); provided, however, that if Holder causes a partial redemption of such shares, this Warrant and the rights hereunder shall be automatically cancelled on a pro rata basis equivalent to the percentage of the total number of Series A Preferred Stock redeemed by the Holder.

        12. Transfer or Assignment of Warrant. This Warrant, and any rights hereunder, may not be assigned or transferred, except the heirs or assigns of Holder or as provided pursuant to the Reorganization Agreement or operation of law or by reason of reorganization. Any purported transfer or assignment made other than in accordance with this Section 12 shall be null and void and of no force and effect.

        13. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

        14. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be by courier or mailed first-class registered or certified mail, postage pre-paid, to the last address furnished to the Company in writing by the Holder. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        15. Amendment and Waiver. Any provisions of this Warrant (including, without limitation, termination of exercisability) may be amended or waived, and any and all such amendments or waivers shall be binding upon the Holder, only if approved in writing by the Company and the Holder.


                            [SIGNATURE PAGE FOLLOWS]

EXHIBIT C



This Warrant is issued this ____ day of ________, 2001 to _____.

                                  eMedSoft.com




                                  By:___________________________________
                                      Name: ____________________________
                                      Title:  __________________________

                                SUBSCRIPTION FORM


The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably exercises such Warrant for, and purchases, ______ shares of eMedSoft.com ("Company") Common Stock, purchasable upon the exercise of such Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in such Warrant. The undersigned elects to make such payment in ______ cash. In making such election, the undersigned warrants that all of the terms of the Reorganization Agreement, pursuant to which the Warrant was issued, shall apply in full upon exercise of the Warrant.

Dated: _______________

                                                _______________________________
                                                (Signature of Registered Owner)


                                                _______________________________
                                                (Name)


                                                _______________________________
                                                (Street Address)


                                                _______________________________
                                                (City, State, Zip Code)

                               FORM OF ASSIGNMENT


                 (To be signed only upon assignment of Warrant)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        _______________________________
                        _______________________________
                        _______________________________

          (Name and address of assignee must be printed or typewritten)


___________ shares of eMedSoft.com Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing __________ to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated: ___________

                                   By:_________________________________________
                                      (Signature of Registered Owner)